UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2012

Medient Studios, Inc.

(Exact name of registrant as specified in its charter)
Commission File Number 000-53835

Nevada	41-2251802
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4750 Vanalden Avenue, Tarzana CA	91356
(Address of Principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (416) 844-3723

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On November 5, 2012, the registrant appointed Matthew Mellon and Joseph Giamichael to the Company’s board of directors.

There are no arrangements or understandings between Mr. Mellon or Mr. Giamichael and any other persons pursuant to which they were selected as a director.

Mr. Giamichael has been named chairman of the audit committee for the registrant.  Mr. Mellon has been named the chairman of the compensation and special task force committees.

Upon acceptance of directorship, the registrant issued Mr. Giamichael one hundred thousand (100,000) common shares, and issued Mr. Mellon one hundred and fifty thousand (150,000) common shares.

There is not any other material plan, contract or arrangement in which Mr. Mellon or Mr. Giamichael will participate in connection with their appointments as directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Medient Studios, Inc.

December 7, 2012

By:      /s/ Manu Kumaran

Manu Kumaran

Chief Executive Officer